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SUPPLEMENT NO. 1 DATED NOVEMBER 15, 2002

TO PROSPECTUS DATED MAY 1, 2002

FOR STATE STREET RESEARCH TAX-EXEMPT FUND
A SERIES OF STATE STREET RESEARCH TAX-EXEMPT TRUST

State Street Research & Management Company ("SSRM") has informed the State Street Research Tax-Exempt Trust (the "Trust") that it intends to sell the business (the "Business") relating to the management, administration, operation and distribution of the State Street Research Tax-Exempt Fund, a series of the Trust (the "Fund"), to Strong Financial Corporation ("Strong"). The acquisition by Strong of the Business will occur at a closing that is expected to take place on or about November 15, 2002 (the "Closing").

Strong, through its wholly owned subsidiary Strong Capital Management, Inc. ("SCM"), provides investment management services for mutual funds and other investment portfolios representing assets of more than $38 billion as of September 30, 2002. SCM has been in the investment management business since 1974. The address of Strong is P.O. Box 2936, Milwaukee, WI 53201.

The Closing will result in the termination of (i) the Advisory Agreement dated July 17, 1986 between State Street Research & Management Company and the Trust, as amended, and (ii) the Distribution Agreement dated July 17, 1986 between State Street Research Investment Services, Inc. and the Trust.


[STATE STREET RESEARCH LOGO]                                        TE-6698-1102
                                                 Control Number: (exp0403)SSR-LD
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At a meeting of the Board of Trustees of the Trust (the "Board") on November 6,
2002, the Board took the actions described below:

A. INTERIM ADVISORY AGREEMENT

The Board approved an Interim Advisory Agreement pursuant to which, on the date of the Closing, SCM will become the investment adviser to the Fund. In approving the Interim Advisory Agreement, the Board determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Fund's previous advisory agreement with State Street Research & Management Company. The investment advisory fee payable to SCM under the Interim Advisory Agreement is 0.55% per annum of the Fund's net assets, representing the fee currently payable under the existing advisory agreement. The Interim Advisory Agreement contains substantially the same terms and conditions as the existing advisory agreement.

Upon the Closing, Mr. Duane A. McAllister will serve as the Fund's portfolio manager:

Mr. McAllister joined SCM as a Portfolio Manager in May 2002 and is a Chartered Financial Analyst. From November 1995 to April 2002, Mr. McAllister was a Portfolio Manager at AAL Capital Management Corporation. From May 1994 to October 1995, he was a Portfolio Manager for Duff & Phelps Investment Management Company. Mr. McAllister received his bachelor's degree in finance from Northern Illinois University in 1989.

B. DISTRIBUTION AGREEMENT

The Board approved a new distribution agreement between the Trust and Strong Investments, Inc., a wholly-owned subsidiary of Strong, that is substantially similar to the Trust's previous distribution agreement with State Street Research Investment Services, Inc. Shareholder approval of the new distribution agreement is not required under the Investment Company Act of 1940 (the "Act").

C. FUND REORGANIZATION

The Board approved a reorganization between the Trust and the Strong Advisor Municipal Bond Fund (the "Strong Fund"), a series of Strong Income Funds, Inc. A Special Meeting of Shareholders of the Fund has been tentatively scheduled for February 2003. At this meeting, shareholders of the Fund will be asked to consider and approve (i) the reorganization between the Trust and the Strong Fund and (ii) the ratification of the payment of advisory fees to SCM under the Interim Advisory Agreement.

The Strong Fund is a newly created mutual fund which will be managed by SCM and intends to commence operations upon consummation of the reorganization. Under normal conditions, the Strong Fund will invest at least 80% of its net assets in municipal bonds. Under its investment advisory agreement with SCM, the Strong Fund will pay SCM an investment advisory fee at the following annual rates, which are based on the

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average net assets of the Strong Fund: (i) for assets under $4 billion, the annual rate is 0.37%; (ii) for the next $2 billion in assets, the annual rate is 0.345%; and (iii) for assets of $6 billion and above, the annual rate is 0.32%.

If the proposed reorganization is approved by shareholders of the Fund, the Strong Fund would acquire substantially all of the assets and liabilities of the Fund. In exchange, shareholders of the Fund would receive shares of the Strong Fund with an aggregate value equivalent to the aggregate net asset value of their Fund shares at the time of the transaction.

The proposed reorganization of the Fund is expected to be a tax-free reorganization. Shareholders should consult their tax advisers regarding the tax treatment applicable to the possible redemption of shares of the Fund for federal income tax purposes and also regarding possible state and local tax consequences.

Once a prospectus/proxy statement relating to the proposed reorganization has been filed with the SEC and is effective, you may call 1-87-SSR-FUNDS (1-877-773-8637) or go to the SEC website (www.sec.gov) for a free copy of the prospectus/proxy statement. It contains important information. Please read it carefully.

The expenses of the transaction will be borne by SSRM and Strong, and not by the Fund or its shareholders.

Under the Act, SCM may continue to serve as the investment adviser for the Fund beyond an interim period of 150 days only if shareholders of the Fund approve a new Investment Advisory Agreement. If the proposed reorganization is not approved by shareholders of the Fund, the Board will need to consider other alternatives relating to the management and operations of the Fund, including, without limitation, seeking an alternative investment adviser for the Fund or seeking shareholder approval to liquidate the Fund.

OTHER ALTERNATIVES. At any time prior to the Fund's reorganization, shareholders may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "Buying and Selling Shares" in the Fund's Prospectus.